SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               -------------------

        Date of Report (Date of earliest event reported): April 25, 2001
                                 --------------


                               VISX, INCORPORATED
               -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   1-10694                  06-1161793
--------------------------    ------------------        --------------------
 (State of Incorporation        (Commission File          (I.R.S. Employer
    or Organization)                Number)              Identification No.)


         3400 Central Expressway
         Santa Clara, California                         95051
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 (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number including area code:      (408) 733-2020
                                                        --------------


                               Not Applicable
             --------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5. Other Events

                  On April 25, 2001, the Board of Directors of the Company authorized the amendment to the Rights Agreement, dated as of August 3, 2000 (the "Rights Agreement"), between the Company and Fleet National Bank, as Rights Agent. The Board's amendment makes the Rights Agreement inapplicable to the purchase of shares of the Company's common stock on or prior to July 31, 2001 pursuant to a fully-financed, all cash tender offer for any and all shares of the Company's common stock at a price of at least $32 per share, provided that (i) all shares validly tendered in the tender offer are accepted for payment and paid for, (ii) the number of shares purchased in the cash tender offer (other than shares of common stock beneficially owned by the offeror and Affiliates and Associates thereof) represents at least a majority of the Company's outstanding shares on a fully diluted basis (treating all outstanding options as exercised for this purpose), and (iii) as part of its cash tender offer, the offeror agrees to complete a merger transaction promptly after the closing of the tender offer in which all shares not purchased in the cash tender offer would be converted into the right to receive an amount in cash equal to the price paid in the cash tender offer.


Item 7. Financial Statements and Exhibits

         (c)  Exhibits

4.1 Rights Agreement, dated as of August 3, 2000, between VISX, Incorporated and Fleet National Bank, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (incorporated by reference to
         Exhibit 4.1 to the Company's Current Report on Form 8-K, filed August 4, 2000)

4.2 Amendment to the Rights Agreement, dated as of April 25, 2001, between VISX, Incorporated and Fleet National Bank, as Rights Agent



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VISX, INCORPORATED


                                By: /s/    Timothy R. Maier
                                    --------------------------------------
                                    Timothy R. Maier
                                    Executive Vice President and
                                    Chief Financial Officer

Date: May 1, 2001




                                  EXHIBIT INDEX

4.1 Rights Agreement, dated as of August 3, 2000, between VISX, Incorporated and Fleet National Bank, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B (incorporated by reference to
         Exhibit 4.1 to the Company's Current Report on Form 8-K, filed August 4, 2000)

4.2 Amendment to the Rights Agreement, dated as of April 25, 2001, between VISX, Incorporated and Fleet National Bank, as Rights Agent




                                                                   Exhibit 4.2

                       AMENDMENT TO RIGHTS AGREEMENT


                  AMENDMENT, dated as of April 25, 2001, to the Rights Agreement, dated as of August 3, 2000 (the "Rights Agreement"), between VISX, Incorporated, a Delaware corporation (the "Company"), and Fleet National Bank, a national banking association, as Rights Agent (the "Rights Agent").

                  WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein);

                  WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 26 of the Rights Agreement;

                  WHEREAS, the Board of Directors of the Company has approved this Amendment at a meeting of directors duly called and held;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

                  1. (a) Section 11(a)(ii) of the Rights Agreement is hereby amended by inserting the phrase "either (A)" immediately following the word "or" and immediately before the word "is" in the fourth line thereof.

                           (b) Section 11(a)(ii) of the Rights Agreement is
further hereby amended by deleting the phrase "(a "Qualified Offer")" in the last line thereof and inserting in lieu thereof the following:

                           "or (B) the purchase of shares of Common Stock
              on or prior to July 31, 2001 pursuant to a fully financed cash tender offer for any and all shares of Common Stock at a price of at least $32.00 per share of Common Stock net to the seller in cash, provided that (i) all shares validly tendered in the cash tender offer are accepted for payment and paid for, (ii) the number of shares of Common Stock validly tendered and purchased in the cash tender offer (other than shares of Common Stock beneficially owned by the offeror and Affiliates or Associates thereof) represents at least a majority of the outstanding shares of Common Stock on a fully diluted basis (treating all outstanding options as exercised for this purpose), and (iii) as part of its cash tender offer, the offeror agrees to promptly complete a merger transaction in which all shares of Common Stock not tendered and purchased in the cash tender offer will be converted into the right to receive an amount in cash equal to the price paid in the cash tender offer (either (A) or (B) being a "Qualified Offer")".

                  2. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

                  3. The foregoing amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

                  4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


ATTEST:                                              VISX, INCORPORATED

 /s/ Michael Medeiros                                /s/ John F. Runkel, Jr.
-------------------------                            ------------------------
Michael Medeiros                                     John F. Runkel, Jr.
Account Manager                                      Vice President, General
                                                     Counsel and Secretary


                                                     FLEET NATIONAL BANK

                                                     /s/ Carol Mulvey-Eori
                                                     -------------------------
                                                     Carol Mulvey-Eori
                                                     Managing Director